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                               NFO WORLDWIDE, INC.

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                                 FIRST AMENDMENT
                           Dated as of March 15, 1999


                                       to


                            NOTE PURCHASE AGREEMENTS
                          Dated as of November 20, 1998


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                 Re: $17,000,000 9.84% Senior Subordinated Notes
                              Due November 15, 2008

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                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIRST AMENDMENT dated as of March 15, 1999 (the or this "FIRST AMENDMENT") to the Note Purchase Agreements each dated as of November 20, 1998 is among NFO WORLDWIDE, INC., a Delaware corporation (the "COMPANY"), and each of the institutions which is a signatory to this First Amendment (collectively, the "NOTEHOLDERS").

                                R E C I T A L S:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of November 20, 1998 (collectively, the "NOTE PURCHASE AGREEMENTS"). The Company has heretofore issued its $17,000,000 9.84% Senior Subordinated Notes due November 15, 2008 (the "NOTES") pursuant to the Note Purchase Agreements. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.  AMENDMENTS.

         1.1. The definition of "EXCLUDED GUARANTIES" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "EXCLUDED GUARANTIES" means (i) the Guaranties of the Restricted Subsidiaries issued on the Closing Date in respect of the Notes, the Existing Senior Notes, the Senior Notes and the Debt under the Fleet/Chase Debt Facility, (ii) the Guaranties of the Restricted Subsidiaries in respect of the March 1999 Notes, (iii) any other Guaranties of Subsidiaries issued thereafter in respect of the Debt identified in the foregoing clauses (i) and (ii), (iv) Guaranties of any refinancing, replacement or renewal of such Debt so long as the aggregate principal amount of such Debt is not in excess of that outstanding or, in the case of the Fleet/Chase Debt Facility, available to be borrowed, immediately after giving effect to the sale of the March 1999 Notes on the March 1999 Closing Date and the holders of such Debt (other than any holders of Subordinated Funded Debt) are parties to the Sharing Agreement, and (v) any Guaranties of Subsidiaries of the Existing Senior Notes, the Senior Notes, the Notes, the March 1999 Notes or the obligations of the Company under the Fleet/Chase Debt Facility if Guaranties of such Subsidiaries shall also have been issued in respect of the Notes pursuant to Section 9.7(a).

         1.2. The definition of "FUNDED DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof. The amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debt Facility) on any date shall be deemed to be the average daily amount outstanding under such facility during the period of 365 consecutive days ending on and including such date, and not the actual amount outstanding on such date; PROVIDED, HOWEVER, that (i) as used in the definitions of "Consolidated Senior Funded Debt" and "Consolidated Funded Debt," but only as such terms are used in Section 10.14, the amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debt Facility) on any date shall be the actual amount outstanding on such date, and (ii) for purposes of Sections 10.1, 10.2, 10.3 and 10.10 from and after the March 1999 Closing Date, the amount of Funded Debt outstanding under the Fleet/Chase Debt Facility during the period beginning on November 20, 1998 and ending on the March 1999 Closing Date, shall not include an amount equal to the March 1999 Retired Funded Debt Amount.

         1.3. The definition of "REQUIRED SENIOR DEBT HOLDERS" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "REQUIRED SENIOR DEBT HOLDERS" means as of the date of any determination under this Agreement, (a) in the case of any notice pursuant to Section 13(c) or (d), either (x) the holders of 35% in aggregate principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes voting as a single class, or (y) the Administrative Agent under the Fleet/Chase Debt Facility

         (including any successor to Fleet National Bank, as Administrative Agent), and (b) in the case of any notice pursuant to Section 13(e) a notice from the holders of the Requisite Senior Debt,

                  No notice shall be effective:

                  (i) pursuant to Section 13(c) unless, in the case of any notice from the holders of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the aggregate unpaid principal amount of such Senior Debt then outstanding shall be more than $10,000,000 and in the case of any notice from the Administrative Agent under the Fleet/Chase Debt Facility, the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be more than $10,000,000, PROVIDED that if neither group of holders of Senior Debt shall hold an amount in excess of the required minimum set forth in this clause (i), then the minimum outstanding principal amount for each group shall be reduced to $5,000,000, and

                  (ii) pursuant to Section 13(d) unless, in the case of any notice from the holders of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the aggregate unpaid principal amount of such Senior Debt then outstanding shall be more than $15,000,000 and in the case of any notice from the Administrative Agent under the Fleet/Chase Debt Facility, the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be more than $15,000,000, PROVIDED that if neither group of holders of Senior Debt shall hold an amount in excess of the required minimum set forth in this clause (ii), then the minimum outstanding principal amount for each group shall be reduced to $5,000,000.

         1.4. The definition of "REQUISITE SENIOR DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "REQUISITE SENIOR DEBT" shall mean (x) in the case of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the holders of 51% in aggregate unpaid principal amount of such Senior Debt voting as a single class, and (y) in the case of the Fleet/Chase Debt Facility, the vote of the Administrative Agent and in each case voting in accordance with the following:

                  (i) a vote from both classes of Senior Debt if, (x) the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount equal to or more than $15,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be equal to or more than $15,000,000; or (y) the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in an aggregate unpaid principal amount less than $15,000;000 but more than $5,000,000 and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $15,000,000 but more than $5,000,000;

                  (ii) a vote from only the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes if the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount equal to or more than $15,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $15,000,000;

                  (iii) a vote from only the Administrative Agent if the Senior Debt outstanding under the Fleet/Chase Debt Facility shall be outstanding in an aggregate unpaid principal amount equal to or more than $15,000,000 and the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be less than $15,000,000;

                  (iv) a vote from only the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes if the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount less than $15,000,000 but equal to or more than $5,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $5,000,000;

                  (v) a vote from only the Administrative Agent if the Senior Debt outstanding under the Fleet/Chase Debt Facility shall be outstanding in the aggregate unpaid principal amount less than $15,000,000 but equal to or more than $5,000,000, and the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be less than $5,000,000; and

                  (vi) a vote of a majority in aggregate principal amount of both classes of Senior Debt (voting as a single class) if the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes is less than $5,000,000 and the unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility is less than $5,000,000.

         1.5. The definition of "SHARING AGREEMENT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SHARING AGREEMENT"' means that certain Amended and Restated Sharing Agreement, dated as of March 15, 1999, among the holders of the Senior Notes, the Existing Senior Notes, the March 1999 Senior Notes and the banks party to the Fleet/Chase Credit Facility, as amended, supplemented or restated from time to time, including without limitation, amendments which add additional parties thereto.

         1.6. The definition of "SUBORDINATED FUNDED DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SUBORDINATED FUNDED DEBT" means the Notes, the March 1999 Subordinated Notes and any other unsecured Funded Debt that is subordinated in right of payment or security to the Debt of the Company substantially in the manner set forth in Section 13 or in such other manner as shall be satisfactory to the Required Holders.

         1.7. The following shall be added as new definitions in alphabetical order to Schedule B to the Note Purchase Agreements:

                  "MARCH 1999 CLOSING DATE" means the date of the issuance and sale of the March 1999 Notes.

                  "MARCH 1999 NOTE PURCHASE AGREEMENTS" means the March 1999 Senior Note Purchase Agreements and the March 1999 Subordinated Note Purchase Agreements.

                  "MARCH 1999 Notes" means the March 1999 Senior Notes and the March 1999 Subordinated Notes.

                  "MARCH 1999 RETIRED FUNDED DEBT AMOUNT" means the aggregate principal amount of Funded Debt outstanding under the Fleet/Chase Debt Facility which shall be repaid on the March 1999 Closing Date from the proceeds of the issuance and sale of the March 1999 Notes.

                  "MARCH 1999 SENIOR NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Senior Notes, as amended, supplemented or restated from time to time.

                  "MARCH 1999 SENIOR NOTES" means the Senior Notes issued under the March 1999 Senior Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of any such amendment.

                  "MARCH 1999 SUBORDINATED NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Subordinated Notes, as amended, supplemented or restated from time to time.

                  "MARCH 1999 SUBORDINATED NOTES" means the Subordinated Notes issued under the March 1999 Subordinated Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of any such amendment.

SECTION 2.  MISCELLANEOUS.

         2.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements are hereby ratified and shall be and remain in full force and effect.

         2.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         2.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         2.4. This First Amendment shall be governed by and construed in accordance with New York law.

         2.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                         NFO WORLDWIDE., INC.


                                         By: /s/ Michael Tsavaris
                                             --------------------
                                             Name:
                                             Title:

Accepted and Agreed to:

                       TEACHERS INSURANCE AND ANNUITY
                         ASSOCIATION OF AMERICA


                       By: /s/ Diane Hom
                           -------------
                           Name:  Diane Hom
                           Title: Director - Private Placements


                       NATIONAL LIFE INSURANCE COMPANY


                       By: /s/ Scott Higgins
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                           Name:  R. Scott Higgins
                           Title: Vice President
                                  National Life Investment Management Co., Inc.

Accepted and Agreed to:

                       CONNECTICUT GENERAL LIFE INSURANCE
                         COMPANY

                       By CIGNA INVESTMENTS, INC.


                       By: /s/ James R. Kuzemchak
                           ----------------------
                           Name:  James R. Kuzemchak
                           Title: Managing Director


                       CONNECTICUT GENERAL LIFE INSURANCE
                         COMPANY, on behalf of one or more separate accounts

                       By CIGNA INVESTMENTS, INC.


                       By: /s/ James R. Kuzemchak
                           ----------------------
                           Name:  James R. Kuzemchak
                           Title: Managing Director


                       LIFE INSURANCE COMPANY OF NORTH AMERICA

                       By CIGNA INVESTMENTS, INC.


                       By: /s/ James R. Kuzemchak
                           ----------------------
                           Name:  James R. Kuzemchak
                           Title: Managing Director

Accepted and Agreed to:


                       NORTHERN LIFE INSURANCE COMPANY


                       By: /s/ Steven G. Norcutt
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                           Name:  Steven G. Norcutt
                           Title: Assistant Treasurer


                       RELIASTAR LIFE INSURANCE COMPANY


                       By: /s/ Steven G. Norcutt
                           ---------------------
                           Name:  Steven G. Norcutt
                           Title: Assistant Secretary